UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15(d)OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2007

PROS Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	76-0168604
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

3100 Main Street, Suite 900
Houston, TX, 77002	(713) 335-5151
(Address of principal executive offices)	(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective December 31, 2007, our Board of Directors amended Article VII, Sections 7.01, 7.02 and 7.03 of our Amended and Restated Bylaws to permit the issuance of uncertificated shares of our capital stock.  Such amendment was approved to comply with amendments to the New York Stock Exchange rules regarding a member company’s eligibility for a direct registration system whereby shares would be uncertificated and represented by electronic record. A copy of our Amended and Restated Bylaws is attached as Exhibit 3.2 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

3.2     Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROS HOLDINGS, INC.

Date: January 3, 2008

/s/ Charles H. Murphy
Charles H. Murphy
Chief Financial Officer and Executive Vice President